UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):	March 18, 2008

SEMPRA ENERGY
(Exact name of registrant as specified in its charter)

CALIFORNIA	1-14201	33-0732627
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 ASH STREET, SAN DIEGO, CALIFORNIA	92101
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(619) 696-2034

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 18, 2008, Lynn Schenk became a member of Sempra Energy’s Board of Directors. She has also been appointed to serve on the Board’s Audit Committee and its Environmental and Technology Committee.

Ms. Schenk, age 63, is an attorney in private practice. She served as Chief of Staff to the Governor of California from 1999 to 2003.  She served as a member of the U.S. House of Representatives from 1993 to 1995 and as the California Secretary of Business, Transportation and Housing from 1980 to 1983.  She is also a director of Biogen Idec Inc., a trustee of The Scripps Research Institute, a director of the California High Speed Rail Authority and the San Diego Consortium for Regenerative Medicine, and a member of the University of San Diego School of Law, Board of Visitors.

Ms. Schenk will stand for re-election to the Board of Directors at Sempra Energy’s Annual Meeting of Shareholders scheduled for May 22, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEMPRA ENERGY
(Registrant)

Date: March 19, 2008	By: /s/ Joseph A. Householder
Joseph A. Householder Sr. Vice President and Controller

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